ConnectOne Bancorp, Inc.

a better place to be

Investor Presentation

September 2025

Forward-looking Statements

This presentation contains forward-looking statements that are based on ConnectOne Bancorp, Inc.'s ("ConnectOne") assumptions and beliefs. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such statements pertain to the outlook for ConnectOne's business, plans and objectives and market trends and other matters. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, ConnectOne claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause ConnectOne's future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of ConnectOne's Annual Report on Form 10-K under the heading "Risk Factors", as such disclosure may be supplemented in ConnectOne 's Quarterly Reports on Form 10-Q under "Item 1A. Risk Factors", and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

ConnectOne Merger with First of Long Island

Strategically Compelling/Financially Disciplined

- Officially launched as a unified entity, upon closing of the merger on June 1, 2025
- Flawless day one brand transition, and a full system conversion just two weeks later
- Overwhelmingly strong client retention
- Merger accelerated organic deposit growth
- Enhanced revenue generation capabilities
- Added highly skilled, valuable employees
- Expands our reach into attractive growth markets, capitalizing on our competitive strengths
- Bolsters our balance sheet and performance metrics

$13.9B
in assets
June 30, 2025




ConnectOne
Bank

ConnectOne Bancorp, Inc.

Positions ConnectOne as a Valuable Banking Franchise in the NYC-Metro Region

This well-aligned in-footprint expansion enhances brand presence positioning CNOB to accelerate new growth opportunities



ConnectOne Legacy Branches
Expanded Footprint
New York
New Jersey
Long Island
Florida

ConnectOne Bancorp, Inc.

Improves Deposit Composition


March 31, 2025
($MM)
$7.8B
Brokered
$982
13%
Time
$1,569
20%
Noninterest-bearing Demand
$1,319
17%
Nonmaturity interest-bearing
$3,898
50%


June 30, 2025
($MM)
$11.3B
Brokered
$1,008
9%
Time
$2,057
18%
Noninterest-bearing Demand
$2,425
22%
Nonmaturity interest-bearing
$5,789
51%

ConnectOne Bancorp, Inc.

Further Diversifies Loan Portfolio

March 31, 2025
($MM)


Residential / Consumer
$258
3%
Other CRE
$2,740
34%
Business Loans (1)
$2,718
33%
$8.2B
Multifamily
$2,490
30%

June 30, 2025
($MM)


Residential / Consumer
$1,256
11%
Other CRE
$3,503
31%
Business Loans (1)
$3,061
28%
$11.2B
Multifamily
$3,348
30%

(1) Includes C&I and Owner-occupied CRE

ConnectOne Bancorp, Inc.

Purchase Accounting Highlights

- Total loan mark of $250 million
  - $207 million fair value accretable mark or 6.6% discount to $3 billion loan portfolio
    - Largely related to long-duration acquired residential portfolio
  - $43 million non-accretable mark on $270 million of PCD loans
    - Largely to provide a high level of specific reserves for acquired New York City rent regulated loans

- Recognized goodwill of only $7.2 million
  - Reflects low purchase price of ~75% of tangible book value

- Merger is highly accretive to earnings, with “mark” accretion estimated to be:
  - $9.8 million per quarter in 2025
  - $9.2 million per quarter in 2026
  - $7.9 million per quarter in 2027

Improved Key Metrics

	March 31, 2025	June 30, 2025	Outcome
Balance Sheet			
Loans / Deposits	105.6%	99.0%	Improved
CRE Loans [(1)] / Total Loans	63.7%	61.3%	Improved
Noninterest-bearing Deposits / Total Deposits	17.0%	21.5%	Improved
Brokered Deposits / Total Deposits	12.6%	8.9%	Improved
Asset Quality			
ACL as a % of Loans	1.00%	1.40%	Improved
Nonperforming Assets / Total Assets	0.51%	0.28%	Improved

[(1)] Includes Multifamily, Construction and Other Nonowner-occupied CRE

ConnectOne Bancorp, Inc.

Compelling Investment Opportunity

- Seamlessly Completed and Integrated Our 2025 Merger in Less Than 1 Month
- Immediately Poised For Superior Organic Growth with Deepened Reach in Attractive Markets
- A Well-Positioned Liability Sensitive Balance Sheet with Enhanced Composition
- Positioned for Significant Acceleration of Financial Performance Metrics
- Compelling Investment Opportunity with Meaningful Franchise Value and Upside

	CNOB	Peer [(1)]	Upside
Price to Tangible Book Value [(2)]	1.16x	1.33x	+15%
Price to 2026 EPS Estimate [(2)]	7.95x	9.72x	+22%

[(1)] Peers include EBC, PFS, CUBI, WSFS, INDB, CBU, SASR, DCOM, NBTB, OCFC, BHLB, BRKL, FCF, & EGBN
[(2)] Based on market data as of 8/26/2025

ConnectOne Bancorp, Inc.